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                                                                    EXHIBIT 23.2


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS

As independent petroleum consultants, we hereby consent to the incorporation of
our  reports   included  in  this  Form  10-K  into  Barrett Resources
Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-16229 and 333-12251, and on Form S-8, File Nos. 333-29669, 333-02529, 33-
61097 and 33-52813.



          RYDER SCOTT COMPANY
          PETROLEUM ENGINEERS